UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 25, 2017

CAS MEDICAL SYSTEMS, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-13839 (Commission File Number)	06-1123096 (I.R.S. Employer Identification No.)
44 East Industrial Road, Branford, Connecticut 06405 (Address of principal executive offices, including zip code) (203) 488-6056 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets

On July 25, 2017, CAS Medical Systems, Inc. (the "Company") entered into an Asset Purchase Agreement (the "Purchase Agreement") with SunTech Medical Inc. (the "Buyer"), pursuant to which the Company simultaneously sold to the Buyer substantially all of the assets of the Company's non-invasive blood pressure product line (the "NIBP Business"), and the Buyer assumed certain specified liabilities in connection therewith.

Pursuant to the Purchase Agreement, the Company is receiving aggregate consideration of up to $6,500,000 consisting of: (i) $4,500,000 paid at closing in cash and (ii) up to $2,000,000 of contingent consideration, payable in 2019, based upon the amount of sales of the NIBP Business during the 24-month period ending June 30, 2019.  In addition to the foregoing, the Purchase Agreement contains customary representations, warranties, covenants, and indemnification obligations of the parties.  The Company will also provide the Buyer with certain services through September 2017 to facilitate customer and manufacturing transition, and the Buyer shall purchase any remaining product inventory of the NIBP Business upon the completion of a transition services period.

The Company intends to use the proceeds from the transaction for general working capital purposes.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is included as Exhibit 2.1 hereto and is incorporated herein by reference. The Company issued a press release with respect to the foregoing, a copy of which is included as Exhibit 99.1, hereto.

Item 9.01	Financial Statements and Exhibits.

(b)(1)	Pro forma financial information.

The following tables provide the pro forma financial results of the Company, as adjusted to reflect the discontinued NIBP Business, at and for the three months ended March 31, 2017, and for the 12 months ended December 31, 2016.

CAS MEDICAL SYSTEMS, INC.
PRO FORMA CONSOLIDATED BALANCE SHEET
Unaudited

	(In thousands)
	Historical		Pro Forma
	March 31,	Pro Forma	March 31,
	2017	Adjustments	2017

Cash and cash equivalents	$4,663		$4,663
Accounts receivable, net	3,095	(347)	2,748
Notes and other receivables	—		—
Inventories	1,784	(327)	1,457
Other current assets	325		325
Assets associated with discontinued operations	52	678	730
Total current assets	9,919	4	9,923

Property and equipment	9,145	(84)	9,061
Less accumulated depreciation	(6,641)	83	(6,558)
	2,504	(1)	2,503

Intangible and other assets, net	800	(3)	797
Total assets	13,223	—	13,223

Accounts payable	1,138	(38)	1,100
Accrued expenses	1,785	(2)	1,783
Note payable	44		44
Current portion of long-term debt	1,518		1,518
Liabilities associated with discontinued operations	18	40	58
Total current liabilities	4,503	—	4,503

Deferred gain on sale and leaseback of property	58		58
Long-term debt, less current portion	5,972		5,972
Other long-term liabilities	320		320
Total liabilities	10,853	—	10,853

Series A convertible preferred stock	8,802		8,802
Series A exchangeable preferred stock	5,135		5,135
Common stock	113		113
Treasury stock	(101)		(101)
Additional paid-in capital	31,354		31,354
Accumulated deficit	(42,933)		(42,933)
Total stockholders' equity	2,370	—	2,370

Total liabilities and stockholders' equity	$13,223	$—	$13,223

1)   See accompanying notes to the unaudited pro forma financial information

CAS MEDICAL SYSTEMS, INC.
PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
Unaudited

	Three Months Ended March 31, 2017
	(In thousands, except per share information)

		Pro Forma
	Historical	Adjustments	Pro Forma

Net sales	$5,225	$(682)	$4,543

Cost of sales	2,381	(320)	2,061
Gross profit	2,844	(362)	2,482

Operating expenses:
Research and development	824	(37)	787
Selling, general and administrative	3,574	—	3,574
Total operating expenses	4,398	(37)	4,361

Operating loss	(1,554)	(325)	(1,879)

Interest expense	260	—	260
Other income	—	—	—
Loss from continuing operations before income taxes	(1,814)	(325)	(2,139)
Income tax expense (benefit)	10	(114)	(104)
Loss from continuing operations	(1,824)	(211)	(2,035)

(Loss) income from discontinued operations,	(30)	325	295
Income tax (benefit) expense	(10)	114	104
(Loss) income from discontinued operations	(20)	211	191

Net loss	(1,844)	—	(1,844)
Preferred stock dividend accretion	387	—	387
Net loss applicable to common stockholders	$(2,231)	$—	$(2,231)

Loss per common share from continuing
operations - basic and diluted	$(0.08)	$(0.01)	$(0.09)

(Loss) income per common share from discontinued
operations - basic and diluted	(0.00)	0.01	0.01

Per share basic and diluted loss applicable to
common stockholders	$(0.08)	$—	$(0.08)

Weighted average number of common
shares outstanding:
Basic and diluted	26,827	26,827	26,827

1)   See accompanying notes to the unaudited pro forma financial information

CAS MEDICAL SYSTEMS, INC.
PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
Unaudited

	Twelve Months Ended December 31, 2016
	(In thousands, except per share information)
		Pro Forma
	Historical	Adjustments	Pro Forma

Net sales	$22,238	$(3,564)	$18,674

Cost of sales	10,091	(1,915)	8,176
Gross profit	12,147	(1,649)	10,498

Operating expenses:
Research and development	3,437	(160)	3,277
Selling, general and administrative	13,575	(5)	13,570
Total operating expenses	17,012	(165)	16,847

Operating loss	(4,865)	(1,484)	(6,349)

Interest expense	1,048	—	1,048
Other income	(43)	—	(43)
Loss from continuing operations before income taxes	(5,871)	(1,484)	(7,355)
Income tax benefit	(948)	(519)	(1,468)
Loss from continuing operations	(4,923)	(965)	(5,887)

(Loss) income from discontinued operations	(201)	1,484	1,283
Gain on sale of discontinued operations	2,911		2,911
Income tax expense	948	519	1,468
Income from discontinued operations	1,761	965	2,726

Net loss	(3,161)	—	(3,161)
Preferred stock dividend accretion	1,483	—	1,483
Net loss applicable to common stockholders	$(4,644)	$—	$(4,644)

Loss per common share from continuing
operations - basic and diluted	$(0.24)	$(0.03)	$(0.27)

Income per common share from discontinued
operations - basic and diluted	0.07	0.03	0.10

Per share basic and diluted loss applicable to
common stockholders	$(0.17)	$—	$(0.17)

Weighted-average number of common
shares outstanding:
Basic and diluted	26,827	26,827	26,827

1)   See accompanying notes to the unaudited pro forma financial information

(1)	Notes to Unaudited Pro Forma Financial Information

The historical financial statements have been adjusted in the pro forma financial statements to give effect to pro forma events that are (1) directly attributable to the divestiture of the NIBP Business, 2) factually supportable and (3) with respect to the pro forma statement of operations, expected to have a continuing impact on the results following the divestiture.

The pro forma financial statements do not necessarily reflect what the Company's financial condition or results of operations would have been had the divestiture occurred on the dates indicated. The statements also may not be useful in predicting the future financial condition and results of operations of the Company. The actual financial position and results of operations may differ from the pro forma amounts reflected herein due to a variety of factors.

The pro forma financial information does not reflect the realization of any expected cost savings or other synergies from the divestiture of the NIBP Business.

The pro forma adjustments are based on our preliminary estimates and assumptions that are subject to change.

 (d) Exhibits

2.1	Asset Purchase Agreement dated July 25, 2017 between the Company and SunTech Medical Inc.

99.1	Press release dated July 26, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAS MEDICAL SYSTEMS, INC.

Date: July 26, 2017	By:	/s/ Jeffery A. Baird
Jeffery A. Baird
Chief Financial Officer